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MOUNTAIN PEAKS


                                                 Semiannual Report June 30, 2002

Oppenheimer
Convertible Securities Fund



                                                               [GRAPHIC OMITTED]
                                                                OPPENHEIMER LOGO

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REPORT HIGHLIGHTS
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FUND OBJECTIVE
Oppenheimer Convertible Securities Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.

[BEGIN SIDEBAR]

    Contents

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 8  Financial
    Statements

32  Trustees and Officers

36  Privacy Policy Notice

[END SIDEBAR]


CUMULATIVE TOTAL RETURNS*
          For the 6-Month Period
          Ended 6/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A     -5.14%       -10.60%
---------------------------------
Class B     -5.55        -10.19
---------------------------------
Class C     -5.58         -6.51
---------------------------------
Class M     -5.46         -8.53
---------------------------------
Class N     -5.26         -6.19


AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 6/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A     -8.06%       -13.35%
---------------------------------
Class B     -8.74        -13.11
---------------------------------
Class C     -8.78         -9.65
---------------------------------
Class M     -8.53        -11.50
---------------------------------
Class N     -8.30         -9.18


  SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 *SEE NOTES PAGE 7 FOR FURTHER DETAILS.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OMITTED]
JOHN V. MURPHY PIC

JOHN V. MURPHY
President
Oppenheimer
Convertible Securities Fund


Dear Shareholder,

Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.

   In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrongdoing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.

   The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced profes-



1 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

sionals with the skills, experience and resources necessary to make informed investment decisions.

   Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds, THE RIGHT WAY TO INVEST.

Sincerely,
/S/ SIGNATURE

John V. Murphy
July 22, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.



2 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
Edward Everett


Q
HOW DID OPPENHEIMER CONVERTIBLE SECURITIES FUND PERFORM FOR THE FIRST HALF OF ITS FISCAL YEAR?

A. We are pleased with the Fund's performance for the six-month period that ended June 30, 2002. The Fund not only outperformed its Lipper peer group average of convertible securities funds, but also provided better returns than many broad market indices for the same period.(1)

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

Overall, convertibles managed to provide good downside protection in a weak equity market--exactly what we typically expect from this asset class. However, there are always exceptions, and once again, our unwavering focus on valuations and company fundamentals enabled us to avoid certain disappointments in the convertibles market this period, thereby benefiting performance.

   Likewise, the fact that we chose to underweight the Fund's exposure to those industries that have had the most difficulty so far this year also boosted performance. For example, we all but eliminated our exposure to the telecommunications sector, an area that continues to suffer due to intense pricing pressures and weakened fundamentals. Unfortunately, the one or two holdings we did own negatively impacted our results.

   A similar story holds true for technology, which continues to be plagued by severe volatility. Yet, we are pleased to report that our conservative positioning and security selection in this area shielded us from much of the downside experienced by this industry sector so far this year. By avoiding the more aggressive, equity-sensitive types of debt securities in technology, we managed to buffer the Fund from much of the price volatility in their underlying stocks.


1. The Fund's performance is compared to the average of the total return of the 85 funds in the Lipper Convertible Securities Fund category, -5.91%, for the six-month period ended 6/30/02.



3 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

   The portfolio's energy holdings positively impacted the Fund's performance both on a selective and overall basis. Energy in general fared well this period, but most important, the majority of our energy holdings outperformed the market and provided positive total returns year-to-date. With most of the major market indices in negative territory, we are quite pleased that many of our holdings offered positive returns and consequently, boosted our performance.

   Conversely, a few of our health care holdings pulled performance down somewhat. In addition, we missed some opportunities in the one area of health care that fared relatively well this period, hospitals/HMOs. However, we're not convinced that this area of the market offers favorable long-term opportunities for consistency in performance. Therefore, we remain somewhat cautious in this area.

WHAT SIGNIFICANT SHIFTS DID YOU MAKE TO THE PORTFOLIO'S COMPOSITION?

We aim to keep turnover in the portfolio as low as possible, so we typically take a longer-term view when adding anything to the portfolio. This period, we did not make any substantial shifts in the portfolio's weightings, but rather simply continued ongoing efforts to refocus our areas of emphasis. A good example of this would be our continued reduction of our telecom holdings, something we began several months ago. Besides the inherent transaction costs associated with shifting the portfolio's holdings, we do not attempt to "time the market."

   Some minor changes we have made include reducing our exposure to cable-related convertibles, and increasing our exposure to the media/entertainment industry. Cable, we believe, is a very capital-intensive, slow-growth industry, and one that offers limited upside potential. On the other hand, we believe media and entertainment companies currently offer a more favorable long-term outlook, and are more likely well poised to benefit from an economic recovery.



4 OPPENHEIMER CONVERTIBLE SECURITIES FUND

   Regarding technology, we do believe there is an underlying cyclical nature to this sector, and that technology companies with solid fundamentals and good product pipelines will see improvement. Therefore, while we intend to remain conservative in our approach to this industry, we are optimistic that there exists solid upside potential, and therefore plan to maintain our current weighting.

WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

We believe it is unlikely that stocks will again provide the double-digit returns we saw in the late 1990s, at least anytime soon. When the stock market begins to recover--and we believe it will--and starts producing positive total returns again, they most likely will be returns in the high single digits going out over the next three to six years. And even if that is not the case, we remain bullish on convertibles, which we anticipate will continue to generate relatively favorable returns mainly due to their high income potential and the overall lower volatility compared with common stocks. This generally promising scenario for convertibles, coupled with our intense focus on fundamental research, are key components of what makes Oppenheimer Convertible Securities Fund part of THE RIGHT WAY TO INVEST.

AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 6/30/02(2)

Class A              Since
1-Year    5-Year     Inception
------------------------------
-13.35%    2.66%     6.75%

Class B              Since
1-Year    5-Year     Inception
------------------------------
-13.11%    2.81%     6.96%

Class C              Since
1-Year    5-Year     Inception
------------------------------
-9.65%     3.09%     5.19%

Class M
1-Year    5-Year     10-Year
------------------------------
-11.50%    2.69%     9.34%

Class N              Since
1-Year    5-Year     Inception
------------------------------
-9.18%      N/A     -6.83%


2. See Notes page 7 for further details.



5 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION(3)

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

   Bonds                53.8%
   Stocks               37.3
   Cash Equivalents      8.9




TOP CONVERTIBLE BOND SECTORS(4)
-------------------------------------------------------------
Information Technology                                  18.8%
-------------------------------------------------------------
Consumer Discretionary                                  11.1
-------------------------------------------------------------
Health Care                                              8.5
-------------------------------------------------------------
Industrials                                              3.9
-------------------------------------------------------------
Energy                                                   2.7
-------------------------------------------------------------
Financials                                               1.6
-------------------------------------------------------------
Materials                                                1.4
-------------------------------------------------------------
Telecommunication Services                               0.2


TOP FIVE HOLDINGS BY ISSUER(3)
-------------------------------------------------------------
Repurchase Agreement                                     8.9%
-------------------------------------------------------------
U.S. Treasury                                            4.3
-------------------------------------------------------------
Kerr-McGee Corp.                                         2.2
-------------------------------------------------------------
Ford Motor Co. Capital Appreciation Trust II             2.1
-------------------------------------------------------------
Liberty Media Group                                      2.1
-------------------------------------------------------------





3. Portfolio is subject to change. Percentages are as of June 30, 2002, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of June 30, 2002, and are based on net assets.



6 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 5/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/11/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS M shares of the Fund were first publicly offered on 6/3/86. Class M returns include the current maximum initial sales charge of 3.25%. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class M shares are subject to an annual 0.50% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL     MARKET VALUE
                                                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS AND NOTES--48.2%
--------------------------------------------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--11.1%
--------------------------------------------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.3%
 CKE Restaurants, Inc., 4.25% Cv. Unsec. Sub. Nts., 3/15/04                             $ 4,000,000   $  3,590,000
--------------------------------------------------------------------------------------------------------------------
 Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec.
 Unsub. Liquid Yield Option Nts., 5.23%, 2/2/21(1)                                       12,000,000      4,365,000
                                                                                                      --------------
                                                                                                         7,955,000

--------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.4%
 EOP Operating LP:
 7.25% Cv. Sr. Nts., 11/15/08(3)                                                          7,000,000      7,577,500
 7.25% Cv. Sr. Unsec. Unsub. Nts., 11/15/08                                                 500,000        541,250
                                                                                                      --------------
                                                                                                         8,118,750

--------------------------------------------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.6%
 Amazon.com, Inc., 4.75% Cv. Sub. Debs., 2/1/09(3)                                        5,000,000      3,287,500
--------------------------------------------------------------------------------------------------------------------
 MEDIA--5.0%
 EchoStar Communications Corp., 4.875% Cv. Nts., 1/1/07(3)                                7,000,000      5,521,250
--------------------------------------------------------------------------------------------------------------------
 Getty Images, Inc., 5% Cv. Sub. Nts., 3/15/07(3)                                         4,000,000      3,340,000
--------------------------------------------------------------------------------------------------------------------
 Interpublic Group of Cos., Inc., 1.87% Cv. Unsec. Nts., 6/1/06                           5,000,000      3,937,500
--------------------------------------------------------------------------------------------------------------------
 Liberty Media Corp.:
 3.25% Cv. Sr. Nts., 3/15/31 (cv. into Viacom, Inc., Cl.
 B common stock)(3)                                                                       7,000,000      6,650,000
 3.25% Cv. Sr. Unsec. Debs., 3/15/31                                                      1,000,000        950,000
 4% Sr. Exchangeable Debs., 11/15/29 {exchangeable into Sprint Corp.
 (PCS Group) common stock}                                                               10,000,000      4,987,500
--------------------------------------------------------------------------------------------------------------------
 News America, Inc., Zero Coupon Cv. Liquid Yield Option Nts.,
 3.51%, 2/28/21(1,3)                                                                     10,000,000      4,737,500
                                                                                                      --------------
                                                                                                        30,123,750

--------------------------------------------------------------------------------------------------------------------
 MULTILINE RETAIL--0.4%
 Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 1.36%, 8/19/17(1)                          3,000,000      2,662,500
--------------------------------------------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.4%
 Gap, Inc. (The), 5.75% Cv. Sr. Nts., 3/15/09(3)                                          5,000,000      5,718,750
--------------------------------------------------------------------------------------------------------------------
 Lowe's Cos., Inc., Zero Coupon Cv. Sr. Unsec. Unsub.
 Liquid Yield Option Nts., 2.46%, 2/16/21(1)                                              5,000,000      4,087,500
--------------------------------------------------------------------------------------------------------------------
 TJX Cos., Inc. (The), Zero Coupon Cv. Unsec.
 Sub. Liquid Yield Option Nts., 1.66%, 2/13/21(1,3)                                       6,000,000      4,597,500
                                                                                                      --------------
                                                                                                        14,403,750

--------------------------------------------------------------------------------------------------------------------
 ENERGY--2.7%
--------------------------------------------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.6%
 Pride International, Inc., Zero Coupon Cv. Sub. Debs.,
 6.87%, 4/24/18(1)                                                                        8,000,000      3,780,000
--------------------------------------------------------------------------------------------------------------------
 OIL & GAS--2.1%
 Devon Energy Corp., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
 (cv. into Chevron Corp. common stock)                                                    6,000,000      6,000,000
--------------------------------------------------------------------------------------------------------------------
 Kerr-McGee Corp., 5.25% Cv. Unsec. Sub. Nts., 2/15/10                                    6,000,000      6,660,000
                                                                                                      --------------
                                                                                                        12,660,000



8 OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                                         PRINCIPAL   MARKET VALUE
                                                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 FINANCIALS--1.6%
--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--0.9%
 E*TRADE Group, Inc., 6% Cv. Unsec. Sub. Nts., 2/1/07                                    $3,500,000   $  2,664,375
--------------------------------------------------------------------------------------------------------------------
 Providian Financial Corp., 3.25% Cv. Sr. Unsec. Nts., 8/15/05                            4,000,000      2,775,000
                                                                                                      --------------
                                                                                                         5,439,375

--------------------------------------------------------------------------------------------------------------------
 INSURANCE--0.7%
 XL Capital Ltd.:
 Zero Coupon Cv. Sr. Unsec. Debs., 2.61%, 5/23/21(1,3)                                    6,000,000      3,765,000
 Zero Coupon Cv. Sr. Unsec. Debs., 2.37%, 5/23/21(1)                                      1,000,000        627,500
                                                                                                      --------------
                                                                                                         4,392,500

--------------------------------------------------------------------------------------------------------------------
 HEALTH CARE--8.5%
--------------------------------------------------------------------------------------------------------------------
 BIOTECHNOLOGY--2.1%
 Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07                                           5,000,000      4,162,500
--------------------------------------------------------------------------------------------------------------------
 Alkermes, Inc., 3.75% Cv. Sub. Nts., 2/15/07(3)                                          4,000,000      2,560,000
--------------------------------------------------------------------------------------------------------------------
 Imclone Systems, Inc., 5.50% Cv. Sub. Unsec. Nts., 3/1/05                                3,500,000      2,454,375
--------------------------------------------------------------------------------------------------------------------
 Invitrogen Corp., 5.50% Cv. Unsec. Sub. Nts., 3/1/07                                     4,000,000      3,510,000
                                                                                                      --------------
                                                                                                        12,686,875

--------------------------------------------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
 Johnson & Johnson, Zero Coupon Cv. Unsec. Sub. Debs., 2.81%, 7/28/20(1,3)                5,000,000      3,825,000
--------------------------------------------------------------------------------------------------------------------
 Medtronic, Inc., 1.25% Cv. Nts., 9/15/21                                                 7,000,000      7,078,750
                                                                                                      --------------
                                                                                                        10,903,750

--------------------------------------------------------------------------------------------------------------------
 PHARMACEUTICALS--4.6%
 Allergan, Inc., Zero Coupon Cv. Nts., 2.45%, 11/1/20(1)                                 10,000,000      6,337,500
--------------------------------------------------------------------------------------------------------------------
 Elan Finance Corp. Ltd., Zero Coupon Cv. Unsec. Sub. Nts.,  1.28%, 12/14/18(1)           5,000,000      2,306,250
 Ivax Corp., 5.50% Cv. Sr. Unsec. Sub. Nts., 5/15/07                                      3,000,000      2,456,250
--------------------------------------------------------------------------------------------------------------------
 Roche Holdings, Inc., Zero Coupon Cv. Unsec.
 Unsub. Liquid Yield Option Nts., 4.78%, 4/20/10(1,2)                                    10,000,000      6,075,000
--------------------------------------------------------------------------------------------------------------------
 Sepracor, Inc., 7% Cv. Sub. Debs., 12/15/05                                              4,000,000      2,760,000
--------------------------------------------------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd., 1.50% Cv. Nts., 10/15/05(3)                         7,000,000      7,315,000
                                                                                                      --------------
                                                                                                        27,250,000

--------------------------------------------------------------------------------------------------------------------
 INDUSTRIALS--3.9%
--------------------------------------------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--0.4%
 Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02                                 3,000,000      2,846,250
--------------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.4%
 CheckFree Corp., 6.50% Cv. Nts., 12/1/06                                                 3,000,000      2,565,000
--------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.7%
 Tyco International Group SA, Zero Coupon Cv. Unsub. Debs., 1.57%, 2/12/21(1)             6,000,000      4,170,000
--------------------------------------------------------------------------------------------------------------------
 MACHINERY--1.8%
 Danaher Corp., Zero Coupon Cv. Sr. Unsec. Unsub.
 Liquid Yield Option Nts., 2.40%, 1/22/21(1)                                             12,000,000      7,920,000





9 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                                         PRINCIPAL   MARKET VALUE
                                                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 MACHINERY Continued
 SystemOne Technologies, Inc., 4.125% Cv. Sub. Nts., 2/18/03(2)                         $ 5,527,135      2,763,568
                                                                                                      --------------
                                                                                                        10,683,568

--------------------------------------------------------------------------------------------------------------------
 ROAD & RAIL--0.6%
 GATX Corp., 7.50% Cv. Sr. Unsec. Nts., 2/1/07(3)                                         3,000,000      3,476,250
--------------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--18.8%
--------------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.1%
 Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06                                       3,500,000      2,751,875
--------------------------------------------------------------------------------------------------------------------
 Corning, Inc., 3.50% Cv. Sr. Nts., 11/1/08                                               3,000,000      2,047,500
 Gilat Satellite Networks Ltd., 4.25% Cv. Sub. Nts., 3/15/05(3)                           4,000,000        760,000
--------------------------------------------------------------------------------------------------------------------
 Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                              6,000,000      3,705,000
--------------------------------------------------------------------------------------------------------------------
 Nortel Networks Corp.:
 4.25% Cv. Sr. Nts., 9/1/083                                                              6,000,000      2,752,500
 4.25% Cv. Sr. Unsec. Nts., 9/1/08                                                        1,000,000        458,750
                                                                                                      --------------
                                                                                                        12,475,625

--------------------------------------------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--1.2%
 Hewlett-Packard Co., Zero Coupon Cv. Sr. Unsec.
 Unsub. Liquid Yield Option Nts., 2.44%, 10/14/17(1)                                      8,000,000      3,620,000
--------------------------------------------------------------------------------------------------------------------
 Quantum Corp., 7% Cv. Sub. Nts., 8/1/04(2)                                               4,000,000      3,750,000
                                                                                                      --------------
                                                                                                         7,370,000

--------------------------------------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--4.6%
 Agilent Technologies, Inc., 3% Cv. Sr. Unsec. Nts., 12/1/21(3)                           6,000,000      6,157,500
--------------------------------------------------------------------------------------------------------------------
 Celestica, Inc., Zero Coupon Cv. Nts., 4.10%, 8/1/201                                   10,000,000      4,262,500
--------------------------------------------------------------------------------------------------------------------
 PerkinElmer, Inc., Zero Coupon Cv. Unsec. Debs., 3.39%, 8/7/20(1)                        7,000,000      3,491,250
 Sanmina-SCI Corp., 4.25% Cv. Unsec. Nts., 5/1/04                                         3,000,000      2,670,000
--------------------------------------------------------------------------------------------------------------------
 Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub.
 Liquid Yield Option Nts., 2.81%, 5/8/20(1)                                               6,000,000      3,540,000
--------------------------------------------------------------------------------------------------------------------
 Thermo Electron Corp., 4% Cv. Unsec. Sub. Nts., Series RG,
 1/15/05                                                                                  8,000,000      7,670,000
                                                                                                      --------------
                                                                                                        27,791,250

--------------------------------------------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--0.5%
 Safeguard Scientifics, Inc., 5% Cv. Unsec. Sub. Nts., 6/15/06                            4,375,000      2,838,281


--------------------------------------------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.9%
 Advanced Micro Devices, Inc., 4.75% Cv. Sr. Unsec. Nts., 2/1/22(3)                       4,000,000      3,145,000
--------------------------------------------------------------------------------------------------------------------
 ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04(3)                                  5,000,000      4,406,250
 Conexant Systems, Inc., 4% Cv. Sub. Nts., 2/1/07                                         4,000,000      1,795,000
--------------------------------------------------------------------------------------------------------------------
 Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05                                  5,000,000      4,375,000
 International Rectifier Corp., 4.25% Cv. Sub. Nts., 7/15/07(3)                           5,000,000      4,181,250
--------------------------------------------------------------------------------------------------------------------
 Lam Research Corp., 4% Cv. Unsec. Sub. Nts., 6/1/06                                      5,000,000      4,231,250





10 OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                                         PRINCIPAL   MARKET VALUE
                                                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS Continued
 Lattice Semiconductor Corp., 4.75% Cv. Unsec. Sub. Nts., 11/1/06                       $ 3,000,000   $  2,557,500
--------------------------------------------------------------------------------------------------------------------
 LSI Logic Corp., 4% Cv. Sub. Nts., 11/1/06(3)                                            5,000,000      4,081,250
--------------------------------------------------------------------------------------------------------------------
 RF Micro Devices, Inc., 3.75% Cv. Nts., 8/15/05                                          4,000,000      3,150,000
--------------------------------------------------------------------------------------------------------------------
 Semtech Corp., 4.50% Cv. Sub. Nts., 2/1/07                                               4,000,000      3,780,000
                                                                                                      --------------
                                                                                                        35,702,500

--------------------------------------------------------------------------------------------------------------------
 SOFTWARE--4.5%
 Aspen Technology, Inc., 5.25% Cv. Sub. Debs., 6/15/05                                    4,000,000      3,180,000
--------------------------------------------------------------------------------------------------------------------
 BEA Systems, Inc., 4% Cv. Nts., 12/15/06                                                 5,000,000      4,081,250
--------------------------------------------------------------------------------------------------------------------
 Computer Associates International, Inc., 5% Cv. Sr. Nts.,  3/15/07(3)                    4,000,000      4,015,000
--------------------------------------------------------------------------------------------------------------------
 Mentor Graphics Corp., 6.875% Cv. Sub. Nts., 6/15/07(3)                                  2,500,000      2,487,500
 Mercury Interactive Corp., 4.75% Cv. Nts., 7/1/07(3)                                     5,000,000      4,025,000
 Rational Software Corp., 5% Cv. Sub. Nts., 2/1/07(3)                                     5,000,000      4,106,250
 Symantec Corp., 3% Cv. Sub. Nts., 11/1/06(3)                                             4,000,000      4,855,000
                                                                                                      --------------
                                                                                                        26,750,000

--------------------------------------------------------------------------------------------------------------------
 MATERIALS--1.4%
--------------------------------------------------------------------------------------------------------------------
 METALS & MINING--1.4%
 Freeport-McMoRan Cooper & Gold, Inc., 8.25% Cv. Sr. Nts.,  1/31/06(3)                    2,000,000      3,012,500
--------------------------------------------------------------------------------------------------------------------
 Inco Ltd., 5.75% Cv. Debs., 7/1/04                                                       5,000,000      5,156,250
                                                                                                      --------------
                                                                                                         8,168,750

--------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.2%
--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
 American Tower Corp., 5% Cv. Nts., 2/15/10(3)                                            3,000,000      1,346,250
                                                                                                      --------------
 Total Convertible Corporate Bonds and Notes (Cost $324,280,229)                                       289,847,474

                                                                                             SHARES
--------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS--33.8%
--------------------------------------------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--5.5%
--------------------------------------------------------------------------------------------------------------------
 AUTO COMPONENTS--0.6%
 Cummins Capital Trust I, $47.53 Cv.(3)                                                      80,000      3,910,000
--------------------------------------------------------------------------------------------------------------------
 AUTOMOBILES--1.5%
 General Motors Corp., $54.87 Cv., Series A                                                 350,000      9,044,000
--------------------------------------------------------------------------------------------------------------------
 MEDIA--2.4%
 Cox Communications, Inc., 7% Cv. Preferred Redeemable
 Increased Dividend Equity Securities, Non-Vtg.                                             100,000      4,076,000
--------------------------------------------------------------------------------------------------------------------
 Entercom Communications Capital Trust, 6.25% Cum. Cv.                                       60,000      3,412,500
 Equity Securities Trust I, $37.18 Cv., Series CVC                                          140,000      2,058,000
 Tribune Co., 2% Cv. Unsec. Participation Hybrid Option Note Exchangeable
 Securities (exchangeable for shares of America Online, Inc.)                                70,000      4,681,250
                                                                                                      --------------
                                                                                                        14,227,750



11 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                                                     MARKET VALUE
                                                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 SPECIALTY RETAIL--1.0%
 Toys R Us, Inc., 6.25% Cv. Units (each unit consists of a contract to purchase
 shares of common stock for $50, and one sr. nt., principal amount of $50(4,5)               70,000   $  3,591,000
--------------------------------------------------------------------------------------------------------------------
 United Rental Trust I, 6.50% Cv. Quarterly Income
 Preferred Securities, Non-Vtg.                                                              70,000      2,677,500
                                                                                                      --------------
                                                                                                         6,268,500

--------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--0.9%
--------------------------------------------------------------------------------------------------------------------
 FOOD PRODUCTS--0.9%
 Dean Foods Capital Trust II/Dean Foods Corp., 5.50% Cum. Cv., Non-Vtg.                     100,000      5,237,500
--------------------------------------------------------------------------------------------------------------------
 ENERGY--3.4%
--------------------------------------------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.3%
 Weatherford International Ltd., 5% Cv., Vtg.                                               130,000      6,500,000
--------------------------------------------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 9% Cv. Flexible Equity-Linked Security PACS Units
 [each unit is referred to as Income PACS, each has a stated amount of $25 and consists of a purchase contract to purchase Williams Cos., Inc. (The)
 common stock and $25 principal amount of Williams Cos., Inc. (The),
 6.50% sr. nts., 2/16/07], Non-Vtg.(5)                                                      100,000      1,258,000
                                                                                                      --------------
                                                                                                         7,758,000

--------------------------------------------------------------------------------------------------------------------
 OIL & GAS--2.1%
 Kerr-McGee Corp., 5.50% Cv. Unsec. Debt Exchangeable for
 Common Stock of Devon Energy Corp.                                                         140,000      6,510,000
--------------------------------------------------------------------------------------------------------------------
 Unocal Capital Trust, 6.25% Cum. Cv., Non-Vtg.                                             120,000      6,120,000
                                                                                                      --------------
                                                                                                        12,630,000

--------------------------------------------------------------------------------------------------------------------
 FINANCIALS--8.7%
--------------------------------------------------------------------------------------------------------------------
 BANKS--1.7%
 National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling
 the holder to exchange ExCaps for ordinary shares of the Bank)(5)                          100,000      3,495,000
--------------------------------------------------------------------------------------------------------------------
 Washington Mutual, Inc., 5.375% Cv., Non-Vtg.                                              125,000      6,578,125
                                                                                                      --------------
                                                                                                        10,073,125

--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--3.1%
 Ford Motor Co. CAP Trust II, $17.70 Cv.                                                    225,000     12,656,250
--------------------------------------------------------------------------------------------------------------------
 Prudential Financial, Inc., 6.75% Cv. Equity Security Units (each unit consists of a contract to purchase Prudential Financial, Inc. common stock and a
 redeemable capital security of Prudential Financial Capital Trust I)(5)                    100,000      5,760,000
                                                                                                      --------------
                                                                                                        18,416,250

--------------------------------------------------------------------------------------------------------------------
 INSURANCE--1.4%
 MetLife Capital Trust I, 8% Cv., Non-Vtg.                                                   50,000      4,441,500
--------------------------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., 4.50% Cv. Jr. Sec. Sub.                                 170,000      4,020,500
                                                                                                      --------------
                                                                                                         8,462,000


12 OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                                                     MARKET VALUE
                                                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 REAL ESTATE--2.5%
 Equity Residential, 7.25% Cv., Series G, Vtg.                                              200,000   $  5,010,000
--------------------------------------------------------------------------------------------------------------------
 General Growth Properties, Inc., 7.25% Cv. Preferred Income
 Equity Redeemable Stock                                                                    200,000      6,380,000
 Host Marriott Financial Trust, 6.75% Cv. Quarterly Income Preferred Stock                   90,000      3,836,250
                                                                                                      --------------
                                                                                                        15,226,250

--------------------------------------------------------------------------------------------------------------------
 HEALTH CARE--0.6%
--------------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.6%
 McKesson Financial Trust, 5% Cv., Non-Vtg.                                                  70,000      3,622,500
--------------------------------------------------------------------------------------------------------------------
 INDUSTRIALS--4.5%
--------------------------------------------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.2%
 Coltec Capital Trust, 5.25% Cv. Term Income Deferrable Equity Securities
 (cv. into common stock of Goodrich B.F. Corp.)                                             120,000      4,410,000
--------------------------------------------------------------------------------------------------------------------
 Northrop Grumman Corp., 7.25% Cv.                                                           30,000      3,975,300
 Raytheon Co., 8.25% Cum. Cv. Equity Security Units (each unit consists of a contract to purchase Raytheon Co., Cl. B common stock and a trust
 preferred security of RC Trust I)(5)                                                        70,000      4,637,500
                                                                                                      --------------
                                                                                                        13,022,800

--------------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.9%
 Cendant Corp., $28.42 Cv.                                                                  125,000      5,462,500
--------------------------------------------------------------------------------------------------------------------
 ROAD & RAIL--1.4%
 Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable
 Equity Securities, Non-Vtg.                                                                160,000      8,400,000
--------------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--3.1%
--------------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.5%
 Lucent Technologies, Inc.:
 $4.49 Cv., Non-Vtg.,                                                                         2,000        980,000
 $7.48 Cv. Debs., (3)                                                                         5,000      2,450,000
--------------------------------------------------------------------------------------------------------------------
 Motorola, Inc., 7% Cv. Equity Security Units (each unit consists of a contract to purchase Motorola, Inc. common stock and $50 principal amount
 of 6.50% sr. nts., 11/16/07)(5)                                                            120,000      5,504,400
                                                                                                      --------------
                                                                                                         8,934,400

--------------------------------------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
 Solectron Corp., $7.25 Cv.                                                                 130,000      2,321,800
--------------------------------------------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--0.7%
 Electronic Data Systems Corp., $71.47 Cv. Flexible Equity Linked Exchangeable
 Securities, Preferred Redeemable Increased Dividend Equity Securities                      120,000      4,464,000
--------------------------------------------------------------------------------------------------------------------
 OFFICE ELECTRONICS--0.5%
 Xerox Corp., $7.50 Cv.(3)                                                                   60,000      3,255,000
--------------------------------------------------------------------------------------------------------------------
 MATERIALS--2.1%
--------------------------------------------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--1.0%
 Sealed Air Corp., $2.00 Cum. Cv., Series A, Vtg.                                           140,000      5,719,000






13 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                                                     MARKET VALUE
                                                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.1%
 International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg. (cv. into
 International Paper Co. common stock)                                                      140,000   $  6,790,000
--------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.8%
--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
 Alltel Corp., $7.75 Cv. Units (each unit consists of one common stock purchase
 contract and one sr. nt. $50 principal amount), Non-Vtg.(4)                                100,000      4,854,000
--------------------------------------------------------------------------------------------------------------------
 WorldCom, Inc., 7% Cum. Cv., Series E, Vtg.                                                150,000         75,000
                                                                                                      --------------
                                                                                                         4,929,000

--------------------------------------------------------------------------------------------------------------------
 UTILITIES--4.2%
--------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.8%
 AES Trust VII, 6% Cv., Non-Vtg.                                                            120,000      2,730,000
--------------------------------------------------------------------------------------------------------------------
 Calpine Capital Trust II, 5.50% Cum. Cv. Remarketable Term Income
 Deferrable Equity Securities, Non-Vtg.                                                     130,000      3,932,500
 Duke Energy Corp., 8.25% Cv. Equity Units (each equity unit consists of units referred to as corporate units which consist of $25 principal amount of a 5.87% sr. nts., due 2006 and a contract to purchase Duke Energy Corp.
 common stock), Non-Vtg.                                                                    200,000      4,500,000
--------------------------------------------------------------------------------------------------------------------
 Newell Financial Trust I, 5.25% Cv. Quarterly Income
 Preferred Securities, Non-Vtg.                                                             125,000      5,812,500
--------------------------------------------------------------------------------------------------------------------
 TXU Corp., 8.75% Cv. Equity Units (each equity unit consists of units referred to as corporate units which consist of a purchase contract to purchase TXU Corp. common stock, $25 principal amount of TXU Corp.,
 4.75% sr. nts., series k, 11/16/06 and $25 principal amount of TXU Corp.,
 5.45% sr. nts., series l, 11/16/07)(5)                                                     110,000      5,963,100
                                                                                                      --------------
                                                                                                        22,938,100

--------------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.4%
 Sempra Energy, 8.50% Cv.(4)                                                                100,000      2,310,000
                                                                                                      --------------
 Total Preferred Stocks (Cost $213,014,355)                                                            203,422,475

--------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS--3.0%

 Citigroup, Inc.                                                                            100,000      3,875,000
--------------------------------------------------------------------------------------------------------------------
 Danskin, Inc.(2,4,6)                                                                     2,610,710        156,642
--------------------------------------------------------------------------------------------------------------------
 Danskin, Inc. Restricted Common Shares(2,4,6)                                            2,015,119         78,590
 Merrill Lynch & Co., Inc.                                                                  100,000      4,050,000
--------------------------------------------------------------------------------------------------------------------
 Schering-Plough Corp.                                                                      100,000      2,460,000
--------------------------------------------------------------------------------------------------------------------
 U.S. Bancorp                                                                               150,000      3,502,500
--------------------------------------------------------------------------------------------------------------------
 Verizon Communications, Inc.                                                               100,000      4,015,000
                                                                                                      ------------
 Total Common Stocks (Cost $23,267,492)                                                                 18,137,732

                                                                           UNITS
--------------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Danskin, Inc. Wts., Exp. 10/8/04(2,4,5,6)                                                  367,801         14,712
--------------------------------------------------------------------------------------------------------------------
 Portion of Danskin, Inc., Promissory Nt. to be used to purchase 53,309 shares
 of restricted common stock in rights offering 12/31/49(2,4,6)                                   --         15,993
                                                                                                      --------------
 Total Rights, Warrants and Certificates (Cost $15,993)                                                     30,705






14 OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                                         PRINCIPAL   MARKET VALUE
                                                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--4.2%
 U.S. Treasury Nts., 3.625%, 3/31/04 (Cost $25,022,317)                                $ 25,000,000   $ 25,394,325

--------------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--0.4%
 Banco Nac de Desen Econo Cv. Sr. Nts. {cv. into Empresa
 Brasileira de Aeronautica SA (Embraer), ADR common stock},
 6.50%, 6/15/06(3) (Cost $3,000,000)                                                      3,000,000      2,130,000

--------------------------------------------------------------------------------------------------------------------
 STRUCTURED INVESTMENTS--0.4%
 Credit Suisse First Boston Corp. (New York Branch), Carnival Corp.
 Equity Linked Nts., 7%, 7/17/02(2) (Cost $2,001,935)                                     2,003,178      2,649,203

--------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--8.8%
 Repurchase agreement with Banc One Capital Markets, Inc., 1.90%, dated 6/28/02, to be repurchased at $52,676,339 on 7/1/02, collateralized by
 U.S. Treasury Bonds, 6.375%--8.125%, 11/15/16--8/15/27, with a value of
 $19,001,257 and U.S. Treasury Nts., 3.50%--5.50%, 1/31/03--11/15/06, with
 a value of $34,791,199 (Cost $52,668,000)                                               52,668,000     52,668,000

--------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $643,270,321)                                               98.8%   594,279,914
--------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                                1.2      6,984,858
                                                                                        ----------------------------
 NET ASSETS                                                                                   100.0%  $601,264,772
                                                                                        ============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Zero coupon bond reflects effective yield on the date of purchase.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the
Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $130,526,250 or 21.71%
of the Fund's net assets as of June 30, 2002.
4. Non-income producing security.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
6. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2002 amounts to $265,937. Transactions during the period in which the issuer was an affiliate are as follows:






                                             SHARES/UNITS                            SHARES/UNITS       UNREALIZED
                                              DECEMBER 31,      GROSS         GROSS       JUNE 30,    APPRECIATION
                                                     2001   ADDITIONS    REDUCTIONS          2002    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Danskin, Inc.                                  2,610,710        --        --          2,610,710     $(2,929,933)
 Danskin, Inc. Restricted
 Common Shares                                  2,015,119        --        --          2,015,119        (449,546)
 Danskin, Inc. Wts., Exp. 10/8/04                 367,801        --        --            367,801          14,712
 Portion of Danskin, Inc.
 Promissory Nt., to be used to purchase
 53,309 shares of restricted common
 stock in rights offering                              --        --        --                  --             --

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



15 OPPENHEIMER CONVERTIBLE SECURITIES FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Unaudited
-------------------------------------------------------------------------------

 June 30, 2002
-------------------------------------------------------------------------------
 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $639,639,616)                      $594,013,977
 Affiliated companies (cost $3,630,705)                               265,937
                                                                 --------------
                                                                  594,279,914

-------------------------------------------------------------------------------
 Cash                                                                 538,619
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   7,642,066
 Interest and dividends                                             4,695,542
 Shares of beneficial interest sold                                   966,787
 Other                                                                  5,245
 Total assets                                                     608,128,173

-------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Shares of beneficial interest redeemed                             2,334,510
 Investments purchased                                              2,013,549
 Dividends                                                          1,769,705
 Distribution and service plan fees                                   391,122
 Transfer and shareholder servicing agent fees                        130,564
 Trustees' compensation                                                91,318
 Shareholder reports                                                   88,642
 Other                                                                 43,991
                                                                 --------------
 Total liabilities                                                  6,863,401

-------------------------------------------------------------------------------
 NET ASSETS                                                      $601,264,772
                                                                 ==============

-------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

-------------------------------------------------------------------------------
 Paid-in capital                                                 $746,072,555
-------------------------------------------------------------------------------
 Overdistributed net investment income                             (2,956,842)
 Accumulated net realized loss on investment transactions         (92,860,534)
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies      (48,990,407)
                                                                 --------------
 NET ASSETS                                                      $601,264,772
                                                                 ==============




16 OPPENHEIMER CONVERTIBLE SECURITIES FUND


-----------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $191,197,102 and 16,164,501 shares of beneficial interest outstanding)                $11.83
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                              $12.55

-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $218,868,768
 and 18,474,542 shares of beneficial interest outstanding)                             $11.85

-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $67,268,409
 and 5,690,148 shares of beneficial interest outstanding)                              $11.82

-----------------------------------------------------------------------------------------------
 Class M Shares:
 Net asset value and redemption price per share (based on net assets of
 $123,674,950 and 10,462,048 shares of beneficial interest outstanding)                $11.82

 Maximum offering price per share (net asset value plus sales charge of
 3.25% of offering price)                                                              $12.22

-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $255,543 and
 21,605 shares of beneficial interest outstanding)                                     $11.83


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



17 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest (net of foreign withholding taxes of $1,413)            $ 11,146,524
--------------------------------------------------------------------------------
 Dividends                                                           6,946,672
                                                                  --------------
 Total investment income                                            18,093,196

--------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                     1,552,742
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               222,963
 Class B                                                             1,279,722
 Class C                                                               363,589
 Class M                                                               491,792
 Class N                                                                   354
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                         625,999
--------------------------------------------------------------------------------
 Accounting service fees                                                99,459
--------------------------------------------------------------------------------
 Trustees' compensation                                                 23,547
--------------------------------------------------------------------------------
 Shareholder reports                                                    14,120
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             3,126
--------------------------------------------------------------------------------
 Other                                                                  98,900
                                                                  --------------
 Total expenses                                                      4,776,313
 Less reduction to custodian expenses                                   (3,126)
                                                                  --------------
 Net expenses                                                        4,773,187
--------------------------------------------------------------------------------


 NET INVESTMENT INCOME                                              13,320,009
--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS

 Net realized loss on investments                                  (21,503,962)
--------------------------------------------------------------------------------

 Net change in unrealized depreciation on investments              (27,068,836)
                                                                  --------------
 Net realized and unrealized loss                                  (48,572,798)


--------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(35,252,789)
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



18 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    SIX MONTHS           YEAR
                                                                         ENDED          ENDED
                                                                 JUNE 30, 2002    DECEMBER 31,
                                                                   (UNAUDITED)           2001
-----------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income                                            $  13,320,009  $ 23,473,433
-----------------------------------------------------------------------------------------------
 Net realized loss                                                  (21,503,962)  (63,947,370)
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)               (27,068,836)    8,529,896
                                                                  -----------------------------
 Net decrease in net assets resulting from operations               (35,252,789)  (31,944,041)

-----------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                             (4,316,805)   (9,339,475)
 Class B                                                             (4,878,663)  (12,683,219)
 Class C                                                             (1,376,969)   (3,332,948)
 Class M                                                             (2,742,392)   (6,681,751)
 Class N                                                                 (3,018)         (686)

-----------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                             18,519,878    (7,090,336)
 Class B                                                            (49,613,468)  (59,669,722)
 Class C                                                             (4,182,476)   (7,490,065)
 Class M                                                            (10,904,691)  (23,874,052)
 Class N                                                                235,363        36,556

-----------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                     (94,516,030) (162,069,739)
-----------------------------------------------------------------------------------------------
 Beginning of period                                                695,780,802   857,850,541
                                                                    ---------------------------
 End of period [including overdistributed net investment
 income of $2,956,842 and $2,959,004, respectively]                $601,264,772  $695,780,802
                                                                   ===========================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   SIX MONTHS                                                              YEAR
                                                        ENDED                                                             ENDED
                                                JUNE 30, 2002                                                       DECEMBER 31,
CLASS A                                           (UNAUDITED)         2001         2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

 Net asset value, beginning of period              $ 12.76          $ 13.85      $ 16.36       $ 14.84      $ 15.32     $ 14.27
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .29              .48          .72           .70          .70         .71(1)
 Net realized and unrealized gain (loss)              (.94)            (.94)       (1.45)         2.66         (.08)       1.93(1)
                                                   --------------------------------------------------------------------------------
 Total from investment operations                     (.65)            (.46)        (.73)         3.36          .62        2.64
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.28)            (.63)        (.72)         (.70)        (.70)       (.72)
 Distributions from net realized gain                   --               --        (1.06)        (1.14)        (.40)       (.87)
                                                   --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.28)            (.63)       (1.78)        (1.84)       (1.10)      (1.59)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 11.83          $ 12.76      $ 13.85       $ 16.36      $ 14.84     $ 15.32
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (5.14)%          (3.30)%      (4.81)%       23.37%        4.08%      18.77%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $191,197         $187,458     $210,903      $220,671     $221,693    $192,212
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $190,835         $197,514     $225,938      $207,008     $220,423    $145,929
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                4.57%            3.58%        4.42%         4.55%        4.55%       4.58%
 Expenses                                             0.98%            0.95%        0.90%         0.95%        0.93%(4)    0.95%(4)
 Expenses, net of interest expense(5)                  N/A              N/A          N/A           N/A         0.93%(4)    0.95%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                25%              69%         127%           95%          90%         79%


1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




20 OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS                                                              YEAR
                                                        ENDED                                                             ENDED
                                                JUNE 30, 2002                                                       DECEMBER 31,
CLASS B                                           (UNAUDITED)         2001         2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 12.79          $ 13.87      $ 16.38       $ 14.87      $ 15.35     $ 14.29
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .22              .38          .59           .59          .58         .59(1)
 Net realized and unrealized gain (loss)              (.92)            (.93)       (1.45)         2.65         (.08)       1.94(1)
                                                   --------------------------------------------------------------------------------
 Total from investment operations                     (.70)            (.55)        (.86)         3.24          .50        2.53
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.24)            (.53)        (.59)         (.59)        (.58)       (.60)
 Distributions from net realized gain                   --               --        (1.06)        (1.14)        (.40)       (.87)
                                                   --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.24)            (.53)       (1.65)        (1.73)        (.98)      (1.47)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 11.85          $ 12.79      $ 13.87       $ 16.38      $ 14.87     $ 15.35
                                                   ================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (5.55)%          (3.97)%      (5.55)%       22.35%        3.30%      17.93%

-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $218,869         $286,829     $373,860      $431,370     $445,544    $383,755
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $257,682         $330,806     $418,592      $414,611     $441,677    $296,426
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                3.78%            2.75%        3.62%         3.79%        3.79%       3.80%
 Expenses                                             1.74%            1.71%        1.70%         1.71%        1.69%(4)    1.72%(4)
 Expenses, net of interest expense(5)                 N/A              N/A          N/A           N/A          1.69%(4)    1.72%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                25%              69%         127%           95%          90%         79%


1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




21 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS  Continued

                                                   SIX MONTHS                                                              YEAR
                                                        ENDED                                                             ENDED
                                                JUNE 30, 2002                                                       DECEMBER 31,
CLASS C                                           (UNAUDITED)         2001         2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 12.76          $ 13.84      $ 16.35       $ 14.84      $ 15.32     $ 14.27
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .23              .38          .59           .59          .58         .59(1)
 Net realized and unrealized gain (loss)              (.94)            (.93)       (1.45)         2.65         (.08)       1.93(1)
                                                   --------------------------------------------------------------------------------
 Total from investment operations                     (.71)            (.55)        (.86)         3.24          .50        2.52
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.23)            (.53)        (.59)         (.59)        (.58)       (.60)
 Distributions from net realized gain                   --               --        (1.06)        (1.14)        (.40)       (.87)
                                                   --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.23)            (.53)       (1.65)        (1.73)        (.9        (1.47)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 11.82          $ 12.76      $ 13.84       $ 16.35      $ 14.84     $ 15.32
                                                   --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (5.58)%          (3.98)%      (5.56)%       22.41%        3.32%      17.88%


-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)          $67,268          $76,846      $91,567       $94,352     $108,339     $85,397
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $73,264          $85,774      $96,574       $94,329     $105,974     $62,343
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                3.78%            2.80%        3.62%         3.80%        3.81%       3.82%
 Expenses                                             1.74%            1.71%        1.70%         1.70%        1.68%(4)    1.70%(4)
 Expenses, net of interest expense(5)                 N/A              N/A          N/A           N/A          1.68%(4)    1.70%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                25%              69%         127%           95%          90%         79%


1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



22 OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS                                                              YEAR
                                                        ENDED                                                             ENDED
                                                JUNE 30, 2002                                                       DECEMBER 31,
CLASS M                                           (UNAUDITED)         2001         2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 12.76          $ 13.84      $ 16.35       $ 14.84      $ 15.32     $ 14.27
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .25              .41          .64           .63          .62         .62(1)
 Net realized and unrealized gain (loss)              (.94)            (.93)       (1.45)         2.65         (.08)       1.94(1)
                                                   --------------------------------------------------------------------------------
 Total from investment operations                     (.69)            (.52)        (.81)         3.28          .54        2.56
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.25)            (.56)        (.64)         (.63)        (.62)       (.64)
 Distributions from net realized gain                   --               --        (1.06)        (1.14)        (.40)       (.87)
                                                   --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.25)            (.56)       (1.70)        (1.77)       (1.0        (1.51)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 11.82          $ 12.76      $ 13.84       $ 16.35      $ 14.84     $ 15.32
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (5.46)%          (3.72)%      (5.30)%       22.74%        3.58%      18.19%


-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $123,675         $144,612     $181,521      $234,023     $263,716    $297,292
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $136,088         $160,919     $213,617      $235,419     $288,953    $285,621
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                4.08%            3.04%        3.90%         4.06%        4.02%       4.05%
 Expenses                                             1.47%            1.45%        1.42%         1.45%        1.43%(4)    1.46%(4)
 Expenses, net of interest expense(5)                 N/A              N/A          N/A           N/A          1.43%(4)    1.46%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                25%              69%         127%           95%          90%         79%


1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




23 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                       SIX MONTHS    PERIOD
                                                            ENDED     ENDED
                                                    JUNE 30, 2002  DEC. 31,
CLASS  N                                              (UNAUDITED)   2001(1)
---------------------------------------------------------------------------
PER SHARE OPERATING DATA
 Net asset value, beginning of period                    $ 12.76   $ 13.68
---------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .29       .42
 Net realized and unrealized loss                           (.95)     (.84)
                                                        -------------------
 Total from investment operations                           (.66)     (.42)
---------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.27)     (.50)
 Distributions from net realized gain                         --        --
                                                        -------------------
 Total dividends and/or distributions to shareholders       (.27)     (.50)
---------------------------------------------------------------------------
 Net asset value, end of period                           $11.83    $12.76
                                                        ===================


---------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                      (5.26)%   (3.02)%


---------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                  $256       $36
---------------------------------------------------------------------------
 Average net assets (in thousands)                         $142       $10
---------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     4.28%     5.45%
 Expenses                                                  1.24%     1.22%
---------------------------------------------------------------------------
 Portfolio turnover rate                                     25%       69%



1. For the period from March 1, 2001  (inception  of  offering)  to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



24 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class M and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a reduced front-end sales charge. Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C, M and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of June 30, 2002, the market value of these securities comprised 0.4% of the Fund's net assets, and resulted in unrealized gains in the current period of $647,268.



25 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    As of June 30, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $91,364,789. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

            EXPIRING
            ---------------------
            2009      $63,029,287

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



26 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




27 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                           SIX MONTHS ENDED JUNE 30, 2002    YEAR ENDED OCTOBER 31, 2001(1)
                                SHARES        AMOUNT              SHARES         AMOUNT
-------------------------------------------------------------------------------------------
 CLASS A
 Sold                        3,486,278       $ 43,640,038       5,335,346     $ 70,645,351
 Dividends and/or
 distributions reinvested      282,645          3,463,699         592,940        7,659,326
 Redeemed                   (2,291,489)       (28,583,859)     (6,468,789)     (85,395,013)
                            ---------------------------------------------------------------
 Net increase (decrease)     1,477,434       $ 18,519,878        (540,503)    $ (7,090,336)
                            ===============================================================

-------------------------------------------------------------------------------------------
 CLASS B
 Sold                          732,003       $  9,186,540       1,836,929     $ 24,546,682
 Dividends and/or
 distributions reinvested      262,323          3,228,129         645,437        8,359,820
 Redeemed                   (4,953,012)       (62,028,137)     (6,998,202)     (92,576,224)
                            ---------------------------------------------------------------
 Net decrease               (3,958,686)      $(49,613,468)     (4,515,836)    $(59,669,722)
                            ===============================================================

-------------------------------------------------------------------------------------------
 CLASS C
 Sold                          384,981       $  4,796,320         953,193     $ 12,743,441
 Dividends and/or
 distributions reinvested       73,328            898,610         167,797        2,167,180
 Redeemed                     (792,128)        (9,877,406)     (1,711,747)     (22,400,686)
                            ---------------------------------------------------------------
 Net decrease                 (333,819)      $ (4,182,476)       (590,757)    $ (7,490,065)
                            ===============================================================

-------------------------------------------------------------------------------------------
 CLASS M
 Sold                           85,547       $  1,069,249         200,443     $  2,659,283
 Dividends and/or
 distributions reinvested      145,964          1,789,406         339,715        4,388,937
 Redeemed                   (1,106,203)       (13,763,346)     (2,317,734)     (30,922,272)
                            ---------------------------------------------------------------
 Net decrease                 (874,692)      $(10,904,691)     (1,777,576)    $(23,874,052)
                            ===============================================================

-------------------------------------------------------------------------------------------
 CLASS N
 Sold                           20,388       $    255,314           2,808     $     35,921
 Dividends and/or
 distributions reinvested          205              2,414              50              648
 Redeemed                       (1,845)           (22,365)             (1)             (13)
                            ---------------------------------------------------------------
 Net increase                   18,748       $    235,363           2,857     $     36,556
                            ===============================================================

 1. For the year ended December 31, 2001, for Class A, B, C and M shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.



28 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $142,676,737 and $180,016,183, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $50 million of average annual net assets of the Fund, 0.50% of the next $250 million and 0.4375% of average annual net assets over $300 million. The Fund's management fee for six months ended June 30, 2002 was an annualized rate of 0.48%.

--------------------------------------------------------------------------------
 ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

 OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           AGGREGATE       AGGREGATE          CLASS A         CLASS M
                           FRONT-END       FRONT-END        FRONT-END       FRONT-END
                       SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES
 SIX MONTHS               ON CLASS A      ON CLASS M     RETAINED BY      RETAINED BY
 ENDED                        SHARES          SHARES      DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------
 June 30, 2002              $126,795         $16,200         $33,967        $1,723

                 CONCESSIONS ON  CONCESSIONS ON  CONCESSIONS ON   CONCESSIONS ON   CONCESSIONS ON
                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS M SHARES   CLASS N SHARES
 SIX MONTHS        ADVANCED BY     ADVANCED BY     ADVANCED BY      ADVANCED BY      ADVANCED BY
 ENDED           DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------
 June 30, 2002   $9,844          $219,760        $27,704          $--              $1,622

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C, Class M and Class N shares from its own resources at the time of sale.


                  CLASS A        CLASS B        CLASS C        CLASS M       CLASS N
               CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT    CONTINGENT
                 DEFERRED       DEFERRED       DEFERRED       DEFERRED      DEFERRED
            SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES SALES CHARGES
 SIX MONTHS   RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY   RETAINED BY
 ENDED        DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR   DISTRIBUTOR
--------------------------------------------------------------------------------------
 June 30, 2002       $22    $295,594          $5,700            $--            $23




29 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended June 30, 2002, payments under the Class A Plan totaled $222,963, all of which were paid by the Distributor to recipients, and included $16,711 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended June 30, 2002, were as follows:

                                                                DISTRIBUTOR'S
                                                 DISTRIBUTOR'S      AGGREGATE
                                                     AGGREGATE   UNREIMBURSED
                                                  UNREIMBURSED  EXPENSES AS %
               TOTAL PAYMENTS   AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                 UNDER PLAN      BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------
 Class B Plan      $1,279,722          $973,959     $4,506,457           2.06%
 Class C Plan         363,589            27,986      1,699,873           2.53
 Class M Plan         491,792           173,191             --             --
 Class N Plan             354               354          3,813           1.49


30 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
 5. ILLIQUID OR RESTRICTED SECURITIES

 As of June 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2002 was $15,503,708, which represents 2.58% of the Fund's net assets, of which $109,295 is considered restricted. Information concerning restricted securities is as follows:


                                                                                        UNREALIZED
                                    ACQUISITION                   VALUATION AS OF     APPRECIATION
 SECURITY                                 DATES          COST       JUNE 30, 2002    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Danskin, Inc. Restricted
 Common Shares                          8/14/95       $528,136           $78,590         $(449,546)
 Danskin, Inc. Wts., Exp. 10/8/04       8/14/95             --            14,712            14,712
 Portion of Danskin, Inc.
 Promissory Nt. to be used to
 purchase 53,309 shares of restricted
 common stock in rights offering        8/14/95         15,993            15,993                --


--------------------------------------------------------------------------------
 6. BANK BORROWINGS

 The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

    The Fund had no borrowings outstanding during the six months ended or at June 30, 2002.


31 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
OPPENHEIMER CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS     Thomas W. Courtney, Chairman of the Board of Trustees
                          John V. Murphy, President
                          John Cannon, Trustee
                          Paul Y. Clinton, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          Brian Wruble, Trustee
                          O. Leonard Darling, Vice President
                          Edward Everett, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS      KPMG LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL             Mayer, Brown, Rowe and Maw

                          The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.

(COPYRIGHT)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



32 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

----------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R)Small Cap Fund          Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R)Opportunity Fund        SPECIALTY
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund    Tremont Market Neutral Fund, LLC(1)
                        Value Fund                            Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
----------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
----------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500(R) Index Fund(2)

----------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on
May 1, 2002.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


33 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
1.800.CALL OPP PHONELINK
--------------------------------------------------------------------------------

Call 1.800.CALL OPP (225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

    (BULLET)  Obtain account balances, share price (NAV) and dividends paid

    (BULLET)  Verify your most recent transactions

    (BULLET)  Buy, redeem or exchange mutual fund shares

    (BULLET)  Create custom lists of your accounts, funds or market indices

    (BULLET)  Order duplicate statements or Form 1099 DIV

    (BULLET) Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

    (BULLET) Speak to a Customer Service Representative1 by saying "Agent" when prompted

    (BULLET)  And more!



QUICK LIST OF PHONELINK COMMANDS


SAY                                     TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]  Get dollar and share balances, NAVs, transaction history or request transactions

[FUND NAME, SHARE CLASS]                Get current price/dividend information

BALANCE                                 Hear your balance/list of accounts

HISTORY                                 Hear your most recent transactions

PURCHASE OR BUY                         Buy shares

EXCHANGE                                Exchange shares

LIQUIDATION OR REDEMPTION               Sell shares

DOW JONES OR MARKET INDICES             Hear closing market information
                                        (Dow Jones Industrial Average,
                                        Nasdaq Composite and S&P 500)

CUSTOM LIST                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



34 OPPENHEIMER CONVERTIBLE SECURITIES FUND

                       This page intentionally left blank.



35 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:

(BULLET) Applications or other forms

(BULLET) When you create a user ID and password for online account access

(BULLET) When you enroll in eDocs Direct

(BULLET) Your transactions with us, our affiliates or others

(BULLET) A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

(BULLET) Account access

(BULLET) Create a user ID and profile

(BULLET) User profile

(BULLET) eDocs Direct, our electronic document delivery service



36 OPPENHEIMER CONVERTIBLE SECURITIES FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

(BULLET) All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

(BULLET) Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

(BULLET) You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.



37 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

GET THIS REPORT ONLINE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.

Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET

24-hr access to account information and transactions1
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION

Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
PHONELINK(1)

24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT

OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: RCVAX   Class B: RCVBX   Class C: RCVCX
                Class N: RCVGX   Class Y: RCVNX
--------------------------------------------------------------------------------




1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                               [GRAPHIC OMITTED]
                                                      OPPENHEIMER FUNDS LOGO ART

RS0345.001.0602 August 29, 2002